UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 16, 2015

ENTERPRISE PRODUCTS PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-14323	76-0568219
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

1100 Louisiana Street, 10th Floor Houston, Texas 77002 (Address of Principal Executive Offices, including Zip Code)
(713) 381-6500 (Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

First Amendment to 364-Day Revolving Credit Agreement

On September 16, 2015, Enterprise Products Operating LLC, a Texas limited liability company (“EPO”) and the operating subsidiary of Enterprise Products Partners L.P. (the “Partnership”), entered into a First Amendment to 364-Day Revolving Credit Agreement (the “First Amendment”), by and among EPO, as borrower, Citibank, N.A, as administrative agent (the “Administrative Agent”), certain financial institutions from time to time named therein as Co-Syndication Agents, Co-Documentation Agents, Joint Lead Arrangers and Joint Book Runners, and each of the lenders that is a signatory thereto.  The First Amendment amends and extends that certain 364-Day Revolving Credit Agreement, dated as of September 30, 2014, by and among EPO, each of the lenders that is a party thereto and the Administrative Agent (the “364-Day Credit Agreement”).

Under the terms of the 364-Day Credit Agreement, as amended by the First Amendment, EPO may borrow up to $1.5 billion (which may be increased by up to $200 million to $1.7 billion at EPO’s election, provided certain conditions are met) at a variable interest rate for a term of 364 days, subject to the terms and conditions set forth therein.  Among other things, the First Amendment (i) modifies the “Eurodollar Spread,” “ABR Spread” and “Facility Fee Rate” for certain index debt ratings in the definition of “Applicable Rate”; (ii) sets December 31, 2014 as the base date for determining if a “Material Adverse Change” has occurred; (iii) extends the maturity date under the 364-Day Credit Agreement to 364 days from September 16, 2015 (and if EPO elects the “Term-Out” option in accordance with the 364-Day Credit Agreement, to the date that is one year and 364 days from September 16, 2015); and (iv) amends Schedule 2.01, Commitments.

Second Amendment to Multi-Year Credit Agreement

On September 16, 2015, EPO entered into a Second Amendment to Revolving Credit Agreement (the “Second Amendment”), by and among EPO, as borrower, Wells Fargo Bank, National Association, as administrative agent (the “RCA Administrative Agent”), certain financial institutions from time to time named therein as Co-Syndication Agents, Co-Documentation Agents, Joint Lead Arrangers and Joint Book Runners, and each of the lenders that is a signatory thereto.  The Second Amendment amends and extends that certain Revolving Credit Agreement, dated as of September 7, 2011, as amended by the First Amendment to Revolving Credit Agreement, dated as of June 19, 2013, by and among EPO, Canadian Enterprise Gas Products, Ltd. (“CEGP”), the lenders party thereto and the RCA Administrative Agent (the “Multi-Year Credit Agreement”).

Among other things, the Second Amendment (i) increases the aggregate amount of the Multi-Year Credit Agreement Lenders’ commitments to make revolving loans under the Multi-Year Credit Agreement from $3.5 billion to $4.0 billion and provides that EPO may increase such amount to $4.5 billion by allowing existing Multi-Year Credit Agreement Lenders to increase their respective Commitments or by adding one or more Multi-Year Credit Agreement Lenders to the Multi-Year Credit Agreement; (ii) modifies the “Eurodollar Spread,” “ABR Spread” and “Facility Fee Rate” for certain index debt ratings in the definition of “Applicable Rate”; (iii) adds issuers of Letters of Credit; (iv) sets December 31, 2014 as the base date for determining if a “Material Adverse Change” has occurred; (v) extends the maturity date under the Multi-Year Credit Agreement to the date that is five years from September 16, 2015; (vi) reduces the maximum aggregate amount of all outstanding undrawn Letters of Credit plus the amount of all payments to be made under drawn Letters of Credit from $500,000,000 to $250,000,000; (vii) adds OFAC, FCPA, FATCA, sanctions and certain other regulatory provisions; (viii) amends Schedule 2.01, Commitments; (ix) adjusts the maximum aggregate face amount of Letters of Credit issuable by each issuing bank as shown on a new Schedule 2.06(b); and (x) removes CEGP as a party under the Multi-Year Credit Agreement and deletes all provisions that refer to Canadian laws.

The descriptions of the First Amendment and the Second Amendment in this Item 1.01 are qualified in their entirety by reference to the full texts of the First Amendment and the Second Amendment, which are filed as Exhibits 10.1 and 10.2 hereto, respectively, and are incorporated herein by reference.

Item 8.01  Other Events

On September 16, 2015, the Partnership issued a press release announcing the execution of the First Amendment and the Second Amendment described in Item 1.01 above, a copy of which is attached as Exhibit 99.1 hereto and incorporated by reference into this Item 8.01.

Item 9.01  Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.                          Description

10.1	First Amendment to 364-Day Revolving Credit Agreement dated as of September 16, 2015, by and among Enterprise Products Operating LLC, Citibank, N.A., as Administrative Agent, the Lenders party thereto, Wells Fargo Bank, National Association, DNB Bank ASA, New York Branch, JPMorgan Chase Bank, N.A., Mizuho Bank, Ltd., and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Co-Syndication Agents, and Royal Bank of Canada, The Bank of Nova Scotia, SunTrust Bank and UBS Securities LLC, as Co-Documentation Agents, and Citigroup Global Markets Inc., Wells Fargo Securities, LLC, DNB Markets, Inc., J.P. Morgan Securities LLC, Mizuho Bank, Ltd., The Bank of Tokyo-Mitsubishi UFJ, Ltd., RBC Capital Markets, The Bank of Nova Scotia, SunTrust Robinson Humphrey, Inc. and UBS Securities LLC, as Joint Lead Arrangers and Joint Book Runners.

10.2	Second Amendment dated as of September 16, 2015 to Revolving Credit Agreement dated as of September 7, 2011, as amended by First Amendment to Revolving Credit Agreement dated as of June 19, 2013, among Enterprise Products Operating LLC, Wells Fargo Bank, National Association, as Administrative Agent, the Lenders and Issuing Banks party thereto, Citibank, N.A., DNB Bank ASA, New York Branch, JPMorgan Chase Bank, N.A., Mizuho Bank, Ltd. and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Co-Syndication Agents, and Royal Bank of Canada, The Bank of Nova Scotia, SunTrust Bank and UBS Securities LLC, as Co-Documentation Agents, and Wells Fargo Securities, LLC, Citigroup Global Markets Inc., DNB Markets, Inc., J.P. Morgan Securities LLC, Mizuho Bank, Ltd., The Bank of Tokyo-Mitsubishi UFJ, Ltd., RBC Capital Markets, The Bank of Nova Scotia, SunTrust Robinson Humphrey, Inc., and UBS Securities LLC, as Joint Lead Arrangers and Joint Book Runners.

99.1	Press Release dated September 16, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.

	By:	Enterprise Products Holdings LLC, its General Partner

Date: September 16, 2015	By:	/s/ Michael J. Knesek
Michael J. Knesek
Senior Vice President, Controller and Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.                          Description

10.1	First Amendment to 364-Day Revolving Credit Agreement dated as of September 16, 2015, by and among Enterprise Products Operating LLC, Citibank, N.A., as Administrative Agent, the Lenders party thereto, Wells Fargo Bank, National Association, DNB Bank ASA, New York Branch, JPMorgan Chase Bank, N.A., Mizuho Bank, Ltd., and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Co-Syndication Agents, and Royal Bank of Canada, The Bank of Nova Scotia, SunTrust Bank and UBS Securities LLC, as Co-Documentation Agents, and Citigroup Global Markets Inc., Wells Fargo Securities, LLC, DNB Markets, Inc., J.P. Morgan Securities LLC, Mizuho Bank, Ltd., The Bank of Tokyo-Mitsubishi UFJ, Ltd., RBC Capital Markets, The Bank of Nova Scotia, SunTrust Robinson Humphrey, Inc. and UBS Securities LLC, as Joint Lead Arrangers and Joint Book Runners.

10.2	Second Amendment dated as of September 16, 2015 to Revolving Credit Agreement dated as of September 7, 2011, as amended by First Amendment to Revolving Credit Agreement dated as of June 19, 2013, among Enterprise Products Operating LLC, Wells Fargo Bank, National Association, as Administrative Agent, the Lenders and Issuing Banks party thereto, Citibank, N.A., DNB Bank ASA, New York Branch, JPMorgan Chase Bank, N.A., Mizuho Bank, Ltd. and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Co-Syndication Agents, and Royal Bank of Canada, The Bank of Nova Scotia, SunTrust Bank and UBS Securities LLC, as Co-Documentation Agents, and Wells Fargo Securities, LLC, Citigroup Global Markets Inc., DNB Markets, Inc., J.P. Morgan Securities LLC, Mizuho Bank, Ltd., The Bank of Tokyo-Mitsubishi UFJ, Ltd., RBC Capital Markets, The Bank of Nova Scotia, SunTrust Robinson Humphrey, Inc., and UBS Securities LLC, as Joint Lead Arrangers and Joint Book Runners.

99.1	Press Release dated September 16, 2015.